UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 6, 2007

                          ARC Wireless Solutions, Inc.
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             (Exact name of registrant as specified in its charter)

                                      Utah
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                 (State or Other Jurisdiction of Incorporation)

        000-18122                                       87-0454148
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 (Commission File Number)                 (IRS Employer Identification Number)


                             10601 West 48th Avenue
                           Wheat Ridge, Colorado 80033
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           (Address of principal executive offices including zip code)

                                 (303) 421-4063
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              (Registrant's telephone number, including area code)

                                       N/A
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                 (Former address, if changed since last report)

ITEM 2.02. Results of Operations and Financial Condition
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On August 6, 2007 the Company issued a press release containing its financial results for the three months and six months ended June 30, 2007. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.


ITEM 9.01. Financial Statements and Exhibits
--------------------------------------------

Exhibit Number    Exhibit Title
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99.1              Press release dated August 6, 2007 announcing results of
                  operations for the three month and six months ended June
                  30, 2007.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ARC WIRELESS SOLUTIONS, INC.


Date: August 6, 2007                          By:  /s/  Monty R. Lamirato
                                                  ------------------------------
                                                  Monty R. Lamirato
                                                  Chief Financial Officer